FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION


                      Washington, DC 20549



                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



               Date of Report:  September 20, 1996
               -----------------------------------
                (Date of earliest event reported)



  ANNTAYLOR STORES CORPORATION                    ANNTAYLOR, INC.
- ----------------------------------    --------------------------------------
  (Exact name of registrant as              Exact name of registrant as
   specified in its charter)                  specified in its charter)



Delaware    1-10738     13-3499319      Delaware   1-11980      51-0297083
- --------    --------    ------------    ---------  -------      ----------
(State or   (Commission (IRS Employer   (State or  (Commission  (IRS Employer
 Jurisdic-  File Number) Identification  Jurisdic-  File Number) Identification
 tion of                  Number)        tion of                   Number)
 incorpor-                               incorpor-
 ation)                                  ation)



          _______________________________________________________

                          142 West 57th Street
                        New York, New York 10019
       (Address, including zip code, of Registrants' principal executive offices)


     Registrants' telephone number including area code: (212) 541-3300




=============================================================================

ITEM 2.  Acquisition of Disposition of Assets
         ------------------------------------

     On September 20, 1996, AnnTaylor Stores Corporation, a Delaware corporation (the "Company"), through its wholly owned subsidiary, AnnTaylor, Inc., a Delaware corporation ("Ann Taylor"), acquired (the "Acquisition") (i) the entire interest of Cygne Designs, Inc. ("Cygne") and its wholly owned subsidiary Cygne Group (F.E.) Limited, a Hong Kong corporation ("CGFE"), in Ann Taylor's direct sourcing joint venture with Cygne, known as CAT US Inc. and C.A.T. (Far
East)  Limited  (together, "CAT") and (ii) the  assets  (the
"Assets") of Cygne's Ann Taylor Woven Division (the "Division") formerly used for sourcing merchandise for Ann
Taylor. The Assets include inventory related to the Division ("Inventory") and certain fixed assets and office equipment, primarily located in New York City.

     As consideration for the Acquisition, (i) the Company issued to Cygne and CGFE an aggregate of 2,348,145 shares of common stock, par value $.0068 per share ("ATSC Common Stock"), of the Company (such shares of ATSC Common Stock having an aggregate market value of $36,000,000 based on the market price of the ATSC Common Stock during the ten trading days ended September 19, 1996), and (ii) Ann Taylor paid to Cygne approximately $3.2 million in cash for the fixed assets of the Division and the Inventory, which amount is subject to post-closing adjustments. In addition, Ann
Taylor assumed certain liabilities of Cygne including certain capital lease obligations and the payment of $1.6 million to the former President of CAT with respect to amounts due under his previous employment agreement with CAT, and forgave $7,985,000 of advances made by Ann Taylor to Cygne.

     In connection with the Acquisition, (i) Cygne received an additional $6,500,000 cash payment from Ann Taylor in settlement of certain accounts receivable, and (ii) the Company and Ann Taylor entered into Consulting Agreements (the "Consulting Agreements") with Cygne and each of Bernard
M. Manuel, the Chairman and Chief Executive Officer of Cygne, and Irving Benson, the President of Cygne. Under the Consulting Agreements, Ann Taylor will pay Cygne an aggregate of $450,000 annually for three years in consideration for consulting services to be provided by Messrs. Manuel and Benson.

     The  Company has agreed to register the shares of  ATSC
Common Stock issued to Cygne and CGFE pursuant to a Stockholders Agreement among the Company, Cygne and CGFE, dated September 20, 1996.

     The consideration for the Acquisition was determined by arms-length negotiations between Ann Taylor and Cygne. Ann Taylor's source of funds for the cash portion of such consideration was borrowings under its existing line of credit with a syndicate of banks led by Bank of America.

     As a result of the Acquisition, CAT became an indirect wholly owned subsidiary of the Company and will perform all of Ann Taylor's direct sourcing functions, including those previously provided by the Division, under the name AnnTaylor Global Sourcing, Inc.

     A copy of a press release issued by the Company on September 23, 1996 with respect to the transaction is attached hereto as Exhibit 1 and is incorporated herein by reference.


==============================================================

ITEM 7.   Financial Statements and Exhibits
          ----------------------------------

       (a) The financial statements required by Item 7(a) of Form 8-K were filed by the Registrants in their Current Report, dated June 21, 1996.

       (b)  The pro forma financial information required by Item
            7(b) of Form 8-K is filed herewith as Exhibit 2 and is incorporated herein by reference.


       (c)  Exhibit No.
            -----------

             1. Press release issued by the Company on September 23, 1996.

             2. Unaudited historical and pro forma combined balance sheets, statements of operations and notes thereto of the Company and the Acquired
                   Businesses.

             3. Stock and Asset Purchase Agreement, dated as of June 7, 1996, by and among AnnTaylor
                   Stores Corporation, AnnTaylor, Inc.,  Cygne
                   Designs, Inc. and Cygne Group (F.E.) Limited. Incorporated by reference to Exhibit 2 to the Registrants' Current Report on Form 8-K filed on June 10, 1996.

             4. Amendment to Stock and Asset Purchase Agreement, dated as of August 27, 1996, by and among AnnTaylor Stores Corporation, AnnTaylor, Inc., Cygne Designs, Inc. and Cygne Group (F.E.) Limited. Incorporated by reference to Exhibit 3 to the Registrants' Current Report on Form 8-K, filed on August 30, 1996.


=============================================================================

                         SIGNATURES



   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANNTAYLOR STORES CORPORATION




Date: September  26,   1996    By: /s/  J. Patrick Spainhour
      ----------------------       -------------------------------
                                        J. Patrick Spainhour
                                       Chairman of the Board and Chief
                                        Executive Officer




Date: September   26,   1996   By: /s/  Walter J. Parks
      -----------------------      --------------------------------
                                        Walter J. Parks
                                       Senior Vice President - Finance

==============================================================================

                         SIGNATURES



   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANNTAYLOR, INC.





Date:  September   26,   1996       By: /s/  J. Patrick Spainhour
       -----------------------           -------------------------------
                                              J. Patrick Spainhour
                                              Chairman of the Board and
                                                 Chief Executive Officer




Date:  September    26,   1996      By: /s/ Walter J. Parks
       -----------------------           ---------------------------------
                                             Walter J. Parks
                                             Senior Vice President - Finance


==============================================================================

                        EXHIBIT INDEX



     Exhibit
     Number                   Description
     --------                 -----------

      1      Press  release issued by the Company on  September
             23, 1996.

      2      Unaudited   historical  and  pro  forma   combined
             balance sheets, statements of operations and notes thereto of the Company and the Acquired
             Businesses.

       3 Stock and Asset Purchase Agreement, dated as of June 7, 1996, by and among AnnTaylor Stores Corporation, AnnTaylor, Inc., Cygne Designs, Inc. and Cygne Group (F.E.) Limited. Incorporated by
             reference   to  Exhibit  2  to  the  Registrants'
             Current Report on Form 8-K filed on June 10, 1996.

       4 Amendment to Stock and Asset Purchase Agreement, dated as of August 27, 1996, by and among
             AnnTaylor Stores Corporation, AnnTaylor, Inc., Cygne Designs, Inc. and Cygne Group (F.E.) Limited. Incorporated by reference to Exhibit 3 to the Registrants' Current Report on Form 8-K, filed on August 30, 1996.